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                                                                 EXHIBIT 10.10.1


                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made as of July __, 1999 by and among CommTouch Software Ltd., an Israeli company (the "Company"), and Go2Net, Inc., a Delaware corporation ("Go2Net"), and Vulcan Ventures Incorporated, a Washington corporation (together with Go2Net, the "Holders").

                                    RECITALS

     A. The Holders and the Company are parties to the Share Purchase Agreement dated as of the date hereof (the "Share Purchase Agreement"), pursuant to which the Holders have acquired in the aggregate _______ shares of the Company's Ordinary Shares, with a nominal value NIS 0.05 (the "Purchased Shares").

     B. The Company has granted Go2Net a warrant (the "Warrant") to purchase 1,136,000 shares of the Company's Ordinary Shares at a per share price of $12.80, as may be adjusted pursuant to the terms of the Warrant (the "Warrant Shares").

     C. The Company desires to grant, and the Holders desire to be granted, the registration rights created herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

     1. Certain Definitions. All capitalized terms used and not otherwise defined herein shall have the meanings given them in the Stock Purchase Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Registrable Securities" means any of (i) Purchased Shares, (ii) the Warrant Shares and (iii) any other securities issued or issuable with respect to the Purchased Shares or the Warrant Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

     The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Section 2.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, stock transfer taxes


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applicable to the securities registered by the Holders, all fees and disbursements of one (1) counsel for the Holders, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean all underwriting discounts and selling commissions.

     2.   Registration

          2.1 Registration of Registrable Securities. The Company shall use its best efforts to file with the Commission a registration statement on Form F-1 (or any successor form to F-1) for a public resale offering by the Holders of the Registrable Shares (including, without limitation, with respect to Go2Net, the Warrant Shares) and the Warrant as soon as practicable, but in no event later than 180 days from the date hereof, and shall cause such registration statement to become and remain effective for the period ending on the first to occur of (i) the date the resale of all of the Registrable Shares registered thereunder is complete and the full exercise of the Warrant or (ii) two (2) years from the date hereof. Any registration pursuant to this Section 2.1 may be firmly underwritten by an underwriter of national recognition which shall be selected by the Holders and be reasonably satisfactory to the Company. The Company shall promptly prepare and file with the Commission such amendments to the registration statement as may be necessary to keep such registration statement effective for a period of two (2) years, or as is necessary to reflect any transfer of the Warrant and/or the Warrant Shares by Go2Net, pursuant to the terms and conditions of the Warrant. In the event that the Company fails to register the Registrable Shares and the Warrant in accordance with the foregoing, then the Warrant Price (as such term is defined in the Warrant) shall be decreased from $12.80 to $10.51.

          2.2 Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to Section 2.1 shall be borne by the Company. Selling Expenses shall be borne by the Holders on a pro rata basis based upon the number of Registrable Shares registered on such registration statement.

          2.3 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. The Company will:

               (a) Prepare and furnish to each Holder and to the underwriters (if any) of the securities being registered such reasonable number of copies of the registration statement,

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preliminary prospectus, final prospectus (any supplements or revisions thereto required under the Securities Act) and such other documents as the Holders and underwriters may reasonably request in order to facilitate the public offering of such securities and make the Company's representatives and the Company's counsel available for discussion of such document and make such changes in such document relating to the Holders prior to the filing thereof as such Holders, counsel for such Holders, or underwriters may reasonably request.

               (c) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (d) Notify the Holders at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and to promptly prepare and file all amendments or supplements and related revised prospectuses as shall be required under the Securities Act as a result of such untrue statements or omissions.

               (e) Use its best efforts to comply with all applicable federal and state securities laws (including without limitation the rules and regulations of the Commission), and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act no later than forty-five (45) days after the end of a twelve (12) month period after the Closing Date (or within ninety (90) days after the end of a fiscal year).

               (f) At the request of any Holder, use its best efforts to furnish on the date that the Registrable Shares are delivered to any underwriter for sale in connection with a registration pursuant to this Agreement (i) an opinion of the counsel representing the Company for the purposes of such registration, and (ii) a letter from the independent certified public accountants of the Company, each dated such date and in form and substance as is customarily given by counsel and independent certified public accountants to underwriters in an underwritten public offering, addressed to any Holders' underwriter and to the Holders.

          2.4  Indemnification.

               (a) With respect to any registration of Registrable Shares and, with respect to Go2Net, the Warrant, the Company will indemnify the Holders, their officers and directors and partners, and each person controlling the Holders within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or


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based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act of 1933, the Securities Exchange Act of 1934, state securities law or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each Holder, each of their officers, directors and partners, and each person controlling the Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, whether or not resulting in any liability, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Holders, controlling person or underwriter and stated to be specifically for use therein; provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of any underwriter, or the Holders, if there is no underwriter, if a copy of the final prospectus filed with the Commission pursuant to its Rule 424(b) was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act, and if such final prospectus cured the untrue statement, alleged untrue statement, omission or alleged omission giving rise to the loss, liability, claim or damage.

               (b) With respect to any registration of Registrable Shares and the Warrant, each Holder will indemnify, severally and not jointly, the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by a Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of a Holder under this Section 2.4(b) shall be limited to and in proportion to an amount equal to the net proceeds received by such Holder from the sale of the Registrable Shares sold by

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such Holder pursuant to such registration statement. In no event will a Holder be required to enter into any agreement or undertaking for the benefit of the Company in connection with any registration under this Agreement providing for any indemnification or contribution obligations on the part of the Holder greater than the Holder's obligations under this Section 2.4 (b).

               (c)  Each party entitled to indemnification under this Section
2.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall be unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and provided further that the Indemnifying Party shall not assume the defense for matters as to which representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to actual or potential differing interests between them, but shall instead in such event pay the fees and costs of separate counsel for the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall be entitled to indemnification from any Indemnifying Party for any amounts paid in any settlement effected without the consent of the Indemnifying Party.

               (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Person.

          2.5 Information by Holder. If a Holder's Registrable Securities are included in any registration under this Agreement, the Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by it and the distribution proposed by it as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

          2.6 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Shares to the public without registration, assuming that a public market exists for the Ordinary Shares of the Company, the Company agrees to use its best efforts to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act during the term of this Agreement;

               (b) File with the Commission in a timely manner all reports and other


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documents required of the Company under the Securities Act and the Securities
Exchange Act (at any time after it has become subject to such reporting requirements); and

               (c) So long as the Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Securities Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

          2.7 Transfer of Registration Rights. The rights to cause the Company to register securities granted the Holder under Sections 2.1 may be assigned or transferred to a transferee of any of the Registrable Securities.

     3. Termination. The rights of a Holder under Section 2.1 of this Agreement shall terminate as to the Holder at such time as such Holder can sell all of its Registrable Securities pursuant to Rule 144(k) promulgated under the Securities Act.

     4. Pari Passu Rights. While this Agreement is in effect, the Company shall be prohibited from granting any registration rights to any other party which rank superior to or pari passu with those granted to the Holders hereunder; provided that this Section 4 shall not affect any registration rights previously granted by the Company.

     5. Amendment. Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders.

     6. Governing Law. This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware.

     7. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

     8. Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified in person, by facsimile or by overnight delivery service or five (5) days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to the Holders, at each Holder's address as set forth in the Share Purchase Agreement, or at such other address as such Holder shall have furnished to the Company in writing in accordance with this Section 8, or (b) if to the Company, at its address for notices set forth in the Stock Purchase Agreement.


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     9.   Changes in Ordinary Shares. If, and as often as, there is any change in the Ordinary Shares by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, then appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Registrable Shares as so changed.

     10. Listing of Ordinary Shares. The Company shall, at its expense, list all of the Ordinary Shares owned by each Holder of any class of stock of the Company that is at any time listed on a national securities exchange with such national securities exchange.

     11. Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action, including reasonable attorney's fees.

     12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. 13. Relief. In addition to any other relief which may be available to Holder hereunder at law or in equity, Holder shall have the right to seek specific performance of the Company's obligations hereunder.


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

                                "COMPANY"

                                COMMTOUCH SOFTWARE LTD.
                                an Israeli company


                                By:
                                   ---------------------------------------------
                                   Name:  Gideon Mantel
                                   Title: Chief Executive Officer


                                GO2NET, INC.
                                a Delaware corporation


                                By:
                                   ---------------------------------------------
                                   Name:  Thomas M. Camp
                                   Title: Vice President of Business Development


                                VULCAN VENTURES INCORPORATED



                                By:
                                   ---------------------------------------------
                                   Name:  William D. Savoy
                                   Title: Vice President